1 Second-Quarter 2022 Second Quarter Overall Net Sales $771.3M | 6.6% Diluted Earnings Per Share: $2.48 Adjusted Diluted Earnings Per Share: $2.47 Eric M. Green President and Chief Executive Officer, Chair of the Board West Pharmaceutical Services, Inc. WST Q2 2022 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We delivered excellent second-quarter results with Proprietary Products organic net sales growth in the high-teens, led by demand for our high-value products (HVPs).” “Our base business continues to be strong, reflecting our team’s successful execution of strategic initiatives and dedication to improving patient lives. In the quarter, COVID-19 related net sales slightly declined. While we expect further declines in COVID-19 related demand over the next two quarters, we also anticipate a more robust base business. We remain on track to expand our global HVP manufacturing capacity to support increased demand across our Biologics, Generics and Pharma market units.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Second-Quarter Results 2022 Analyst Conference Call 9 a.m. Eastern Time | July 28, 2022

3 West Analyst Conference Call 9 a.m. Eastern Time July 28, 2022 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at https://bit.ly/3z4iU0g. Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the second quarter 2022 and management’s discussion of those results during today’s conference call. WST Q2 2022 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q2 2022 Earnings

5 Financial Highlights WST Q2 2022 Earnings • Second quarter 2022 net sales of $771.3 million grew 6.6%; organic net sales growth was 13.1% • Second quarter 2022 reported-diluted EPS of $2.48 compared to $2.47 in the same period last year; adjusted-diluted EPS of $2.47 compared to $2.46 in the same period last year

6 Nova P u r e ® Co m p o nen ts S m a r t D o s e ® O n -B o dy D el ivery System Da i kyo ® Crystal Z en i th ® 1 & 2. 25 m L In s er t Ne e d l e System Advancing the Standard of Care for Patients Execute. Innovate. Grow. WST Q2 2022 Earnings

7 Purpose. Driven. 250+ charitable organizations that West partnered with across the globe in water intensity 64% of West’s C-suite comprised of women, people of color or international diversity in energy intensityin waste recycled and global waste diversion at sites 2021 Corporate Responsibility Report published in June Progress Reduction Improvement United Nations Global Compact ESG Reporting Standards • Global Reporting Index Standards (GRI) • Task Force on Climate-Related Financial Disclosures (TFCD) • Sustainability Accounting Standards Board ESG (SASB) Corporate Social Responsibility 3,600 Volunteer hours by West team members at charitable organizations WST Q2 2022 Earnings

8 Second-Quarter 2022 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended June 30 2022 2021 Reported Net Sales $771.3 $723.6 Gross Profit Margin 41.7% 43.5% Reported Operating Profit $228.4 $211.3 Adjusted Operating Profit (1) $227.0 $211.2 Reported Operating Profit Margin 29.6% 29.2% Adjusted Operating Profit Margin (1) 29.4% 29.2% Reported-Diluted EPS $2.48 $2.47 Adjusted-Diluted EPS (1) $2.47 $2.46 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 17-20 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q2 2022 Earnings

Second-Quarter 2022 Organic Net Sales Growth



Overall Organic Net Sales Growth – 13.1% (Q2 2022)

Proprietary Products Q2 2022 organic net sales growth of 18.3% led by sales of high-value products, which grew double digits

BIOLOGICS

Double-Digit

Sales led by high-value products, including NovaPure® components

GENERICS

Double Digit

Sales led by high-value products, including FluroTec® and Westar® components

PHARMA

Mid-Single Digit

Sales led by high-value products, including NovaPure® components

CONTRACT MANUFACTURING

(High-Single Digit)

Organic sales decline of 8.9%, led by a decrease in sales of components for diagnostic devices

WST Q2 2022 Earnings

9

10 Change in Consolidated Net Sales Second-quarter 2021 to 2022 ($ millions) WST Q2 2022 Earnings

11 Gross Profit Update ($ millions) Three Months Ended June 30, 2022 2021 Proprietary Products Gross Profit $302.3 $292.3 Proprietary Products Gross Profit Margin 46.2% 49.8% Contract-Manufactured Products Gross Profit $19.2 $22.8 Contract-Manufactured Products Gross Profit Margin 16.3% 16.7% Consolidated Gross Profit $321.5 $315.1 Consolidated Gross Profit Margin 41.7% 43.5% WST Q2 2022 Earnings

12 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q2 2022 YTD Q2 2021 Depreciation and Amortization $59.7 $57.9 Operating Cash Flow $324.3 $233.1 Capital Expenditures $131.9 $111.6 Free Cash Flow $192.4 $121.5 Financial Condition June 30, 2022 December 31, 2021 Cash and Cash Equivalents $718.5 $762.6 Debt $252.0 $253.0 Equity $2,424.4 $2,335.4 Working Capital $1,206.0 $1,147.9 WST Q2 2022 Earnings

13 2022 Full-Year Guidance 2022 Full-Year Guidance Consolidated Net Sales $2.950 - $2.975 billion Adjusted-Diluted EPS $9.00 - $9.15 WST Q2 2022 Earnings

14 We are driven by our collective purpose to improve patient lives. WST Q2 2022 Earnings Execute. Innovate. Grow. Delivering Unique Value to Customers & Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future

15 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A WST Q2 2022 Earnings

16 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q2 2022 Earnings

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended June 30, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $228.4 $44.2 $188.5 $2.48 Restructuring and severance related charges (1.6) (0.4) (1.2) (0.01) Pension settlement - 0.2 0.4 0.01 Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Royalty acceleration - 1.3 (1.3) (0.02) Adjusted (Non-U.S. GAAP) $227.0 $45.3 $187.1 $2.47 WST Q2 2022 Earnings Six months ended June 30, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $418.1 $65.4 $363.2 $4.77 Restructuring and severance related charges (1.6) (0.4) (1.2) (0.01) Pension settlement - 0.3 0.9 0.01 Amortization of acquisition-related intangible assets 0.4 - 1.4 0.02 Royalty acceleration - 1.3 (1.3) (0.02) Adjusted (Non-U.S. GAAP) $416.9 $66.6 $362.1 $4.77

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended June 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $211.3 $32.3 $187.3 $2.47 Restructuring and related charges 1.0 0.3 0.7 0.01 Pension settlement - - 0.1 - Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Cost investment activity (1.3) (0.3) (1.0) (0.01) Tax law changes - 1.4 (1.4) (0.02) Adjusted (Non-U.S. GAAP) $211.2 $33.7 $186.4 $2.46 WST Q2 2022 Earnings Six months ended June 30, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $386.9 $61.0 $338.5 $4.47 Restructuring and related charges 2.2 0.5 1.7 0.02 Pension settlement - 0.2 0.6 0.01 Amortization of acquisition-related intangible assets 0.4 0.1 1.4 0.02 Cost investment impairment 0.9 (0.3) 1.2 0.01 Tax law changes - 1.4 (1.4) (0.02) Adjusted (Non-U.S. GAAP) $390.4 $62.9 $342.0 $4.51

19 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended June 30, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $653.7 $117.8 $(0.2) $771.3 Effect of changes in currency translation rates 41.0 6.4 - 47.4 Organic net sales (Non-U.S. GAAP) (1) $694.7 $124.2 $(0.2) $818.7 WST Q2 2022 Earnings Six months ended June 30, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,255.0 $236.5 $(0.2) $1,491.3 Effect of changes in currency translation rates 61.6 10.0 - 71.6 Organic net sales (Non-U.S. GAAP) (1) $1,316.6 $246.5 $(0.2) $1,562.9

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2021 Actual 2022 Guidance % Change Reported-diluted EPS (U.S. GAAP) $8.67 $8.98 to $9.13 3.6% to 5.3% Pension settlement 0.02 0.01 Cost investment activity 0.06 - Restructuring and severance related charges 0.02 (0.01) Amortization of acquisition-related intangible assets 0.04 0.04 Asset impairment 0.04 - Royalty acceleration (0.25) (0.02) Tax law changes (0.02) - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $9.00 to $9.15 4.9% to 6.6% (1) See “Full-year 2022 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2022 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-half of 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.13. Any future tax benefits associated with stock-based compensation that we receive in 2022 would provide a positive adjustment to our full-year EPS guidance. In 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.41. WST Q2 2022 Earnings